EIGHTH MORTGAGE LOAN MODIFICATION AGREEMENT

THIS EIGHTH MORTGAGE LOAN MODIFICATION AGREEMENT (the “Agreement”) is entered into as of the   23   day of December, 2009 by and among PNC BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger with National City Bank as successor by merger with The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 (the “Lender”), NTS/VIRGINIA DEVELOPMENT COMPANY (“NTS/Virginia”), a Virginia corporation, and NTS/LAKE FOREST II RESIDENTIAL CORPORATION, a Kentucky corporation (“NTS/Lake Forest II”; NTS/Virginia and NTS/Lake Forest II are sometimes hereinafter collectively referred to as the “Borrowers”), ORLANDO LAKE FOREST JOINT VENTURE, a Florida general partnership “Orlando Lake Forest”), NTS MORTGAGE INCOME FUND, a Delaware corporation, NTS GUARANTY CORPORATION, a Kentucky corporation and J.D. NICHOLS (collectively, the “Guarantors”).

RECITALS:

A.           Borrowers, Orlando Lake Forest and/or the Guarantors have issued and delivered to Lender the following loan agreements, promissory notes and security documents:

(1)           Amended and Restated Development and Construction Loan Agreement among Lender, Borrowers and Guarantors dated October 31, 2000;

(2)           $18,000,000.00 Revolving Promissory Note Construction Mortgage Loan made by Borrowers and Guarantors payable to the order of Lender dated October 31, 2000, which consolidates the Loans referenced in Sections 6 and 8 below;

(3)           Guaranty Agreement made by NTS Mortgage Income Fund in favor of Lender dated October 31, 2000;

(4)           Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Lake Forest II to Lender dated October 31, 2000;

(5)           Amendment to Stock Pledge Agreement by NTS Mortgage Income Fund in favor of Lender pledging its one hundred percent (100%) ownership in the capital stock of NTS/Virginia to Lender dated October 31, 2000;

(6)           Development and Construction Loan dated December 30, 1997 which evidences a Ten Million Seven Hundred Thousand and 00/100 Dollar ($10,700,000.00) loan made by Lender to NTS/Virginia Development Company which is now consolidated under the Revolving Note.  Such loan is secured by the following:

(a)           Credit Line Deed of Trust and Security Agreement dated December 30, 1997 made by Borrower, NTS/Virginia Development Corporation in favor of Phillip Sasser, Jr. and James E. Jarrell, III, as Trustees for the benefit of Lender, of record in Deed Book 1521, Page 447 in the office of the

Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 355 in the Spotsylvania County Recorder’s Office (as modified in Items 9, 11, 13, 16, 17, 18 and 24 below, the “Deed of Trust”) which encumbers the real property more fully described in Exhibit A of the Seventh Mortgage Loan Modification Agreement described in Item 24 below (“Fawn Lake Property”);

(b)           Conditional Assignment of Leases, Rents, Contracts, Income and Proceeds dated December 30, 1997 made by the Borrower in favor of Lender, of record in Deed Book 1521, Page 501 in the Spotsylvania County Recorder’s Office, as amended on October 31, 2000 in Deed Book 1874, Page 362, Spotsylvania County Recorder’s Office; and

(c)           UCC-1 Financing Statements of record in Spotsylvania County Recorder’s Office.

(7)           Environmental Indemnity Agreement between Lender and NTS/Virginia dated October 31, 2000;

(8)           Environmental Indemnity Agreement between Lender and NTS/Lake Forest II dated October 31, 2000;

(9)           Mortgage Loan Modification Agreement between Lender and Borrowers dated May 16, 2003 and recorded on July 1, 2003 as Instrument 200300025884 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

(10)           Second Amended and Restated Revolving Promissory Note dated May 16, 2003 granted by Borrowers to Lender in the principal amount of Twelve Million and 00/100 Dollars ($12,000,000.00) (“Second Amended Note”);

(11)           Second Mortgage Loan Modification Agreement between Lender and Borrowers dated June 22, 2004 and recorded on July 12, 2004 as Instrument LR200400026770 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

(12)           Third Amended and Restated Revolving Promissory Note dated June 22, 2004 granted by Borrowers to Lender in the maximum amount of available credit of Eight Million and 00/100 Dollars ($8,000,000.00) (“Third Amended Note”);

(13)           Third Mortgage Loan Modification Agreement between Lender and Borrowers dated April 20, 2005 and recorded on May 16, 2005 as Instrument 200500018730 in the Clerks office of the Circuit Court of Spotsylvania County, Virginia;

(14)           Fourth Amended and Restated Revolving Promissory Note dated April 20, 2005 granted by Borrowers to Lender in the maximum amount of available credit of Five Million and 00/100 Dollars ($5,000,000.00) (“Fourth Amended Note”);

(15)           Fifth Amended and Restated Revolving Promissory Note dated October 24, 2007 granted by Borrowers to Lender in the maximum amount of available credit of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) (“Fifth Amended Note”);

(16)           Fourth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantor dated October 24, 2007 and recorded December 13, 2007 as Instrument No. LR200700033396 in the Clerk’s Office of Spotsylvania County, Virginia;

(17)           Assignment of Contracts and Income dated October 24, 2007, granted by Orlando Lake Forest in favor of Lender;

(18)           Fifth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantor dated May 19, 2008 and recorded June 12, 2008 as Instrument No. LR200800012251 in the Clerk’s Office of Spotsylvania County, Virginia;

(19)           Sixth Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantors dated September 1, 2008 and recorded September 29, 2008 as Instrument No. 20080009584 in the Clerk’s Office of Spotsylvania County, Virginia;

(20)           Sixth Amended and Restated Promissory Note dated September 1, 2008 granted by Borrowers to Lender in the principal amount of Seven Million Three Hundred Fifty-Two Thousand And 00/100 Dollars ($7,352,000.00) (“Sixth Amended Note”);

(21)           Unconditional and Continuing Guaranty granted by NTS Guaranty Corporation dated September 1, 2008;

(22)           Promissory Note Modification Agreement dated November 21, 2008 between Borrowers, Guarantors and Lender;

(23)           Promissory Note Modification Agreement dated April 15, 2009 between Borrowers, Guarantors and Lender;

(24)           Promissory Note Modification Agreement dated May 15, 2009 between Borrowers, Guarantors and Lender;

(25)           Seventh Mortgage Loan Modification Agreement between Lender, Borrower, Orlando Lake Forest and Guarantors dated August 18, 2009 and recorded ____________, 2009 as Instrument No. __________ in the Clerk’s Office of Spotsylvania County, Virginia;

(26)           Seventh Amended and Restated Promissory Note dated August 18, 2009 granted by Borrowers to Lender in the principal amount of Six Million Seven Hundred Ninety-Nine Thousand Four Hundred Sixty-Eight and 00/100 Dollars ($6,799,468.00) (“Seventh Amended Note”);

(27)           Open End Mortgage, Security Agreement and Assignment of Rents and Leases in the amount of Five Million and 00/100 Dollars ($5,000,000.00) dated August 18, 2009, granted by Orlando Lake Forest in favor of Lender and recorded ____________, 2009 as Instrument No. __________ in the Clerk’s Office of Seminole County, Florida (“Orlando Mortgage”);

(28)           Deed of Trust, Assignment and Security Agreement in the amount of Six Million Seven Hundred Ninety-Nine Thousand Four Hundred Sixty-Eight and 00/100 Dollars ($6,799,468.00) dated August 18, 2009, granted by NTS/Virginia in favor of Lender and recorded ____________, 2009 as Instrument No. __________ in the Clerk’s Office of Spotsylvania County, Virginia (“6.799MM Deed of Trust”);

(29)           Promissory Note dated August 18, 2009 in the original principal amount of One Million Three Hundred Eighty-Five Thousand Five Hundred Forty-Four and 00/100 Dollars ($1,385,544.00) (“Section 21A Note”);

(30)           Development Loan Disbursing Agreement dated August 18, 2009;

(31)           Deed of Trust, Assignment and Security Agreement in the amount of One Million Three Hundred Eighty-Five Thousand Five Hundred Forty-Four and 00/100 Dollars ($1,385,544.00) dated August 18, 2009, granted by NTS/Virginia in favor of Lender and recorded ____________, 2009 as Instrument No. __________ in the Clerk’s Office of Spotsylvania County, Virginia (“1.385MM Deed of Trust”);

(32)           Unconditional and Continuing Guaranty dated August 18, 2009 and granted by J.D. Nichols and NTS Mortgage Income Fund;

(33)           Unconditional and Continuing Guaranty dated August 18, 2009 and granted by NTS Guaranty Corporation;

(34)           Assignment of Contracts and Income granted by NTS/Virginia to Lender and dated August 18, 2009; and

(35)           Environmental Indemnity Agreement between Lender, Borrowers and Guarantors dated August 19, 2009.

All above-referenced promissory notes are hereinafter referred to as the “Notes”, all deeds of trust and mortgages are hereinafter referred to as the “Mortgages”, and all guaranties are hereinafter referred to as the “Guaranties”.  Items (1) through (35) are hereinafter referred to as the “Loan Documents.”

B.           The above described indebtedness, as evidenced by the Notes and all additional sums due under the Loan Documents, remains unpaid and Borrowers have requested and Lender has agreed to the rearrangement of the terms of such indebtedness (the “Indebtedness”) to allow for the development of vacant land in Section 21B into twenty-two (22) lots, which modification shall occur upon Borrowers’ compliance with the provisions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises made herein, the benefits accruing to the parties herein and the obligations assumed hereunder, the parties agree that the Loan shall remain outstanding and the terms of such Indebtedness shall be amended as set forth below:

(1)           Additional Loan Documents.                                                                Concurrently with the execution of this Agreement, NTS/Virginia shall enter into an Escrow Agreement with Lender, which calls for the deposits of sums from the sale of Lots 1245 and 1246 in Section 21B of the Fawn Lake Property into an account with Lender to be used solely for the development of Section 21B (“Escrow Agreement”).  In addition, NTS/Virginia shall also enter into a Development Loan Disbursing Agreement solely for the purpose of developing Section 21B (“Section 21B Loan Agreement”).  The Escrow Agreement and Section 21B Loan Agreement shall now become part of the Loan Documents and shall secure the obligations of the Borrowers under the Loan Documents.

(2)           Consent of Guarantors.  The Guarantors consent to the foregoing modifications and agree that nothing contained herein shall impair their liability under the Guaranties, which now guarantee the repayment of the Notes and other sums due under the Loan Documents and all accrued interest and costs of collection, as more fully set forth in such Guaranties, which Guaranties continue in full force and effect.

(3)           Conditions Precedent.  Concurrently with the execution of this Agreement, Borrowers shall deliver to Lender the following items:

(a)           Lender’s legal fees and title fees, and other out-of-pocket expenses in connection with the modification contained herein;

(b)           authorizing resolutions from Borrowers and Guarantors authorizing the modifications and authorizing the execution of the Escrow Agreement and Section 21B Loan Agreement as stated above; and

(4)           No Other Changes.  All of the terms and conditions contained in the Notes, Mortgages and all other Loan Documents, except as modified by this Agreement, the Escrow Agreement and the Section 21B Loan Agreement, shall remain unchanged, unimpaired and in full force and effect.  This Agreement, the Escrow Agreement and the Section 21B Loan Agreement are hereby made a part of the original documents evidencing and securing the Indebtedness as completely as if incorporated verbatim therein.

(5)           Covenants and Representations.

(a)           Borrowers acknowledge and unconditionally promise to pay the entire Indebtedness as set forth in the Notes and in the original and amended instruments evidencing and securing the Indebtedness.

(b)           Borrowers and Lender agree that the entire Indebtedness, as evidenced by the Notes, shall be secured by the Mortgages and the other Loan Documents and the parties agree and acknowledge that this Agreement is made in reliance upon the security of such Mortgages and other Loan Documents, as amended.

(c)           NTS/Virginia represents and warrants that it is the true and lawful owner of the Fawn Lake Property (except as certain parcels may have been previously released), in the Fawn Lake Project located in Spotsylvania County, Virginia (“Fawn Lake Project”), subject to the Deed of Trust and that the Deed of Trust will be maintained as a valid first lien on the Land in the Fawn Lake project, in each case subject to the on-going quiet title action filed by Chicago Title Insurance Corporation on behalf of NTS/Virginia Development Company for the 48 acres of timbered land at Fawn Lake.

(d)           NTS/Virginia represents and warrants that it is the true and lawful owner of the Property subject to the 6.799MM Deed of Trust and 1.385MM Deed of Trust and that the 6.799MM Deed of Trust and 1.385MM Deed of Trust are and will be maintained as valid first mortgage liens on the property encumbered thereby, except that property which the Lender has released from the lien thereof.

(e)           Orlando Lake Forest represents and warrants that it is the true and lawful owner of the property subject to the Orlando Mortgage and that the Orlando Mortgage is and will be maintained as a valid first mortgage lien on the property encumbered thereby.

(f)           Borrowers reaffirm all covenants and representations set forth in the Notes, the Mortgages and other Loan Documents, as amended, as if such covenants and representations were made as of the date hereof.

(f)           Borrowers represent and warrant that Borrowers have no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against Lender, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event.  As an inducement to Lender to enter into this Agreement, Borrowers on behalf of each of them, and all of their respective successors and assigns hereby knowingly and voluntarily release and discharge all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event.  As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents.

(6)           Miscellaneous.  This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the jurisdictions set forth in the underlying loan documents, as applicable.  This Agreement shall inure to the benefit of and be binding on the respective heirs, executors, administrators, successors and assigns of the parties hereto.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first above written.

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:  /s/ Brent E. Johnson
Brent E. Johnson
Senior Vice President
fs

STATE OF OHIO                              )
)  SS:
COUNTY OF HAMILTON              )

The foregoing instrument was acknowledged before me this 23day of December, 2009, by Brent E. Johnson, Senior Vice President of PNC Bank, National Association, a national banking association on behalf of the banking association.

My commission expires:     2/18/13

(SEAL)                                                                       /s/ Christi Y. Davis
                       Notary Public

BORROWERS:

NTS/VIRGINIA DEVELOPMENT COMPANY,
a Virginia corporation

By: /s/ Gregory A. Wells
Name: Gregory A. Wells
Title: Executive Vice President

COMMONWEALTH OF KENTUCKY                        )
) SS:
COUNTY OF JEFFERSON                                            )

The foregoing instrument was acknowledged before me this 22nd day of December, 2009, by Gregory A. Wells, Executive Vice President of NTS/Virginia Development Company, a Virginia corporation, for and on behalf of said corporation.

My commission expires:     Nov. 25, 2010

/s/ Rosann D. Tafel
(SEAL)                                                                     NOTARY PUBLIC

NTS/LAKE FOREST II RESIDENTIAL
CORPORATION, a Kentucky corporation

By: /s/ Gregory A. Wells
Name: Gregory A. Wells
Title: Executive Vice President

COMMONWEALTH OF KENTUCKY                        )
) SS:
COUNTY OF JEFFERSON                                            )

The foregoing instrument was acknowledged before me this 22nd day of December, 2009, by Gregory A. Wells, Executive Vice President of NTS/Lake Forest II Residential Corporation, a Kentucky corporation, for and on behalf of said corporation.

My commission expires:     Nov. 25, 2010

/s/ Rosann D. Tafel
(SEAL)                    NOTARY PUBLIC

ORLANDO LAKE FOREST:

Signed, sealed and delivered in the presence of:

ORLANDO LAKE FOREST JOINT
VENTURE, a Florida general partnership

By:         Orlando Lake Forest, Inc., a Florida
   corporation, Managing General Partner

By: /s/ Gregory A. Wells
Name: Gregory A. Wells
Title: Executive Vice President

COMMONWEALTH OF KENTUCKY                        )
) SS:
COUNTY OF JEFFERSON                                            )

The foregoing instrument was acknowledged before me this 22nd day of December, 2009, by Gregory A. Wells, Executive Vice President of Orlando Lake Forest, Inc., a Florida corporation, Managing General Partner of Orlando Lake Forest Joint Venture, a Florida general partnership, on behalf of the partnership.  He is personally known to me and did not take an oath.

/s/ Rosann D. Tafel
(SEAL)                                                                      NOTARY PUBLIC

My commission expires:     Nov. 25, 2010

GUARANTORS:

NTS MORTGAGE INCOME FUND,
a Delaware corporation

By: /s/ Brian F. Lavin
Name: Brian F. Lavin
Title: Pres/CEO

COMMONWEALTH OF KENTUCKY                        )
) SS:
COUNTY OF JEFFERSON                                            )

The foregoing instrument was acknowledged before me this   22nd day of December, 2009, by Brian F. Lavin, President of NTS Mortgage Income Fund, a Delaware corporation, for and on behalf of said corporation.

My commission expires:     Nov. 25, 2010

/s/ Rosann D. Tafel
(SEAL)                                                                      NOTARY PUBLIC

NTS GUARANTY CORPORATION,
a Kentucky corporation

By: /s/ Gregory A. Wells
Name: Gregory A. Wells
Title: Executive Vice President

COMMONWEALTH OF KENTUCKY                        )
) SS:
COUNTY OF JEFFERSON                                            )

The foregoing instrument was acknowledged before me this 22nd day of December, 2009, by Gregory A. Wells, Executive Vice President of NTS Guaranty Corporation, a Kentucky corporation, for and on behalf of said corporation.

My commission expires:     Nov. 25, 2010

/s/ Rosann D. Tafel
(SEAL)                                                                      NOTARY PUBLIC

/s/ J.D. Nichols
J.D. NICHOLS

COMMONWEALTH OF KENTUCKY                        )
) SS:
COUNTY OF JEFFERSON                                            )

The foregoing instrument was acknowledged before me this 22 day of December, 2009, by J.D. Nichols.

My commission expires:     Nov. 25, 2010

 /s/ Rosann D. Tafel
(SEAL)                                                                      NOTARY PUBLIC

This Instrument Prepared by:

Mark J. Weber
Keating, Muething & Klekamp PLL
One East Fourth Street #1400
Cincinnati, Ohio 45202